                                                                Exhibit 10.28(g)

                                                                  EXECUTION COPY

                 FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT
                            DATED AS OF APRIL 3, 2000
                (AS AMENDED FROM TIME TO TIME, THE "AGREEMENT"),
                BY AND BETWEEN HEADS & THREADS INTERNATIONAL LLC,
             A DELAWARE LIMITED LIABILITY COMPANY (THE "BORROWER"),
              AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO,
                        LASALLE BANK NATIONAL ASSOCIATION
              AND FLEET NATIONAL BANK, AS LENDERS (THE "LENDERS"),
                  AND AMERICAN NATIONAL BANK AND TRUST COMPANY
                       OF CHICAGO, AS AGENT (THE "AGENT")

         This Fifth Amendment to the Agreement ("Amendment" or "Fifth Amendment") is entered into as of November 26, 2001 by and among the Borrower, the Lenders and the Agent.

         All capitalized terms stated in this Amendment and not defined herein shall have the same meaning as set forth in the Agreement.

         WHEREAS, the Lenders have made Loans to the Borrower pursuant to the Agreement; and

         WHEREAS, the Borrower and the Lenders have agreed that Fleet National Bank shall withdraw as a Lender in consideration of a one time payment to Fleet National Bank of principal, interest and accrued fees in the aggregate amount of $11,223,155.67. Now, therefore, in consideration of the fulfillment of each of the terms and conditions set forth herein, the parties hereto agree as follows:

         Section 1. Amendments to Agreement.

         a. Upon execution of this Amendment, the Fleet Payment (as defined hereinafter) shall be contemporaneously paid to Fleet National Bank, and Fleet National Bank shall cease to be a Lender under the Agreement.

         b. Schedule 1 to the Agreement is amended in its entirety and replaced by the Schedule 1 attached to this Amendment and incorporated herein.

         c. As of the date of this Amendment, Fleet National Bank is hereby deleted as a Lender under the Agreement and is released from all further obligations as a Lender under the Agreement.

         d. The definition of "Aggregate Revolving Commitment" stated in Section
1.1 of the Agreement is amended by deleting the figure "$42,000,000" therefrom and substituting therefor the figure "$28,000,000".

         e. The definition of "Borrowing Base" stated in Section 1.1 of the Agreement is amended by deleting the figure "$42,000,000" therefrom and substituting therefor the figure "$28,000,000".

         f. Section 6.25 of the Agreement is deleted.

         Section 2. Waiver.

         a. The Borrower has requested that the Agent and the Lenders waive the provisions of Sections 2.4.5 and 11.2 under the Agreement which otherwise require distribution of payments by the Agent on a pro rata basis among the Lenders, in order to permit Borrower to make a one time payment of principal, interest and accrued fees in the aggregate amount of $11,223,155.67 to Fleet National Bank in consideration of Fleet National Bank's termination as a Lender (the "Fleet Payment").

         b. In response to such request, the Agent and the Lenders, hereby waive the requirements of Sections 2.4.5 and 11.2 of the Agreement with respect to the Fleet Payment and further consent to Fleet National Bank's acceptance of the Fleet Payment.

         c. The waiver set forth herein is effective solely for the purpose set forth herein and shall be limited precisely as written and shall not be deemed to be a consent to any amendment, waiver, modification of, or noncompliance with, any other term or condition of the Agreement, or otherwise prejudice any right or remedy which the Agent and the Lenders may now have or may have in the future in connection with the Agreement.

         Section 3. Representations and Warranties. The Borrower represents and warrants that:

         a. The representations and warranties contained in the Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date); and

         b. The Borrower is in compliance with all the terms and provisions set forth in the Agreement and no Default or Unmatured Default has occurred and is continuing.

         Section 4. Conditions to Effectiveness. This Amendment is subject to the satisfaction in full of the following conditions precedent:

         a. The Agent shall have received executed originals of this Amendment;

         b. The Agent and each respective Lender shall have received an executed original of the Second Amended and Restated Promissory Note substantially in the form of Exhibit 1 attached hereto and incorporated herein;

         c. The Agent shall have received payment of the fees provided in
Section 7 of this Amendment;

         d. The Agent shall have received board resolutions from the Borrower authorizing the execution of this Amendment; and

         e. All legal matters incident to this Amendment shall be reasonably satisfactory to Neal, Gerber & Eisenberg, counsel for the Agent.

         Section 5. Full Force and Effect. Except as expressly amended and waived herein, the Agreement and the Loan Documents are hereby ratified and confirmed, and shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Agreement and the Loan Documents, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Agreement as amended prior to the date hereof and as amended by this Amendment, all references to "Lenders", "Commitment" and "Pro Rata Percentage" shall mean such terms as stated on Schedule 1 attached hereto, and all references to the "Note" or "Notes" shall mean the Third Amended and Restated Promissory Notes in the form attached hereto as Exhibit 1.

         Section 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

         Section 7. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment and the other documents incident hereto, including, but not limited to, the reasonable fees and disbursements of Neal, Gerber & Eisenberg, counsel for the Agent.

         Section 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one instrument.

         Section 9. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                    BORROWER:

                                    HEADS & THREADS INTERNATIONAL LLC, a
                                    Delaware limited liability company

                                    BY:   /s/  Michael Wrenn
                                          --------------------------------------
                                          ITS:  Executive Vice President
                                                --------------------------------


                                    LENDERS:

                                    AMERICAN NATIONAL BANK AND TRUST COMPANY

                                    OF CHICAGO

                                    BY:   /s/  Linda K. Mikutis
                                          --------------------------------------
                                          ITS:  Assistant Vice President
                                                --------------------------------


                                    LASALLE BANK NATIONAL ASSOCIATION

                                    BY:   /s/  Henry J. Munez
                                          --------------------------------------
                                          ITS:  Assistant Vice President
                                                --------------------------------


                                    FLEET NATIONAL BANK

                                    BY:   [Signature Illegible]
                                          --------------------------------------
                                          ITS:  Vice President
                                                --------------------------------

                                   AGENT:

                                   AMERICAN NATIONAL BANK AND TRUST COMPANY

                                   OF CHICAGO

                                    BY:   /s/  Linda K. Mikutis
                                          --------------------------------------
                                          ITS:  Assistant Vice President
                                                --------------------------------

                                   SCHEDULE 1

                                                                 Pro Rata
Lenders                               Commitment                Percentage
-------                               ----------                ----------
American National Bank and          $14,000,000.00                50.00%
Trust Company of Chicago

LaSalle Bank National               $14,000,000.00                50.00%
Association

                                    EXHIBIT 1

                   SECOND AMENDED AND RESTATED PROMISSORY NOTE

$14,000,000                                                    NOVEMBER 26, 2001

         FOR VALUE RECEIVED, the undersigned, HEADS & THREADS INTERNATIONAL LLC, a Delaware limited liability company (the "Company"), hereby promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION (the "Lender"), the principal sum Fourteen Million and 00/100 Dollars ($14,000,000.00) or, if less, the aggregate unpaid principal amount of all sums advanced by the Lender to the Company pursuant to the Credit Agreement, dated as of April 3, 2000 and amended by First Amendment dated April 3, 2000, a Second Amendment dated November 27, 2000, a Third Amendment dated March 19, 2001, a Fourth Amendment dated August 14, 2001 and a Fifth Amendment dated November 26, 2001 (such Credit Agreement, as it may be further amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Credit Agreement"), among the Company, the Lender, the other banks parties thereto, and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, as agent for the Lenders, on the dates and in the amounts provided in the Credit Agreement (except to the extent sums advanced with respect to Facility Letters of Credit are reimbursed to the Lender by any other Lender (as defined in the Credit Agreement) pursuant to the Credit Agreement). The Company further promises to pay interest on the unpaid principal amount of the Loans (except for the undrawn portions of any Facility Letters of Credit), evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

         The Lender is authorized to endorse the amount and the date on which each Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Second Amended and Restated Promissory Note (the "Note").

         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         The portion of the principal amount of this Note evidencing outstanding Facility Letters of Credit is the Lender's Pro Rata Share of such amount, as set forth in Schedule 1 of the Credit Agreement, and shall be extinguished by either termination of such Facility Letters of Credit, reimbursement of all amounts paid by the Lender upon such Facility Letters of Credit or payment to the Lender of an amount equal to the amount of all outstanding Facility Letters of Credit pursuant to Section 2.3.9 of the Credit Agreement.

         This Note is a renewal and replacement of the Promissory Note in the original principal amount of $20,000,000 made and delivered by the Company to the Lender as of April 28, 2000, the Amended and Restated Promissory Note in the original principal amount of $21,666,666.67 dated November 27, 2000 made and delivered by the Company to Lender, and the Second Amended and Restated Promissory Note in the original principal amount of $14,000,000 dated August 14, 2001 made and delivered by the Company to the Lender, and nothing contained herein or in the Fifth Amendment to the Credit Agreement dated as of November 26, 2001, shall be construed (a) to deem paid or forgiven the unpaid principal balance of, or unpaid accrued interest on, said Promissory Note outstanding at the time of their renewal and replacement by this Note, or (b) to release, cancel, terminate or otherwise adversely affect all or any part of any lien, mortgage, deed of trust, assignment, security interest or other encumbrance heretofore granted to or for the benefit of the payee of said Promissory Note.

         Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                          HEADS & THREADS
                                          INTERNATIONAL LLC

                                          BY:
                                             -----------------------------------
                                                ITS:
                                                    ----------------------------

                                    EXHIBIT 1

                   SECOND AMENDED AND RESTATED PROMISSORY NOTE

$14,000,000                                                    NOVEMBER 26, 2001

         FOR VALUE RECEIVED, the undersigned, HEADS & THREADS INTERNATIONAL LLC, a Delaware limited liability company (the "Company"), hereby promises to pay to the order of AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO (the "Lender"), the principal sum of Fourteen Million and 00/100 Dollars ($14,000,000.00) or, if less, the aggregate unpaid principal amount of all sums advanced by the Lender to the Company pursuant to the Credit Agreement, dated as of April 3, 2000 and amended by First Amendment dated April 3, 2000, a Second Amendment dated November 27, 2000, a Third Amendment dated March 19, 2001, a Fourth Amendment dated August 14, 2001 and a Fifth Amendment dated November 26, 2001 (such Credit Agreement, as it may be further amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Credit Agreement"), among the Company, the Lender, the other banks parties thereto, and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, as agent for the Lenders, on the dates and in the amounts provided in the Credit Agreement (except to the extent sums advanced with respect to Facility Letters of Credit are reimbursed to the Lender by any other Lender (as defined in the Credit Agreement) pursuant to the Credit Agreement). The Company further promises to pay interest on the unpaid principal amount of the Loans (except for the undrawn portions of any Facility Letters of Credit), evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

         The Lender is authorized to endorse the amount and the date on which each Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Second Amended and Restated Promissory Note (the "Note").

         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         The portion of the principal amount of this Note evidencing outstanding Facility Letters of Credit is the Lender's Pro Rata Share of such amount, as set forth in Schedule 1 of the Credit Agreement, and shall be extinguished by either termination of such Facility Letters of Credit, reimbursement of all amounts paid by the Lender upon such Facility Letters of Credit or payment to the Lender of an amount equal to the amount of all outstanding Facility Letters of Credit pursuant to Section 2.3.9 of the Credit Agreement.

         This Note is a renewal and replacement of a portion of the Promissory
Note in the original principal amount of $40,000,000 made and delivered by the Company to the Lender as of April 3, 2000, a portion of which was assigned to Summit Bank pursuant to Assignment and Assumption Agreement dated as of April 28, 2000, the Amended and Restated Promissory Note in the original principal amount of $21,666,666.67 dated November 27, 2000 made and delivered by the Company to Lender, and the Second Amended and Restated Promissory Note in the original principal amount of $14,000,000 dated August 14, 2001 made and delivered by the Company to the Lender, and nothing contained herein or in the Fifth Amendment to the Credit Agreement dated as of November 26, 2001, shall be construed (a) to deem paid or forgiven the unpaid principal balance of, or unpaid accrued interest on, said Promissory Note outstanding at the time of their renewal and replacement by this Note, or (b) to release, cancel, terminate or otherwise adversely affect all or any part of any lien, mortgage, deed of trust, assignment, security interest or other encumbrance heretofore granted to or for the benefit of the payee of said Promissory Note.

         Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

                                          HEADS & THREADS
                                          INTERNATIONAL LLC

                                          BY:
                                             -----------------------------------
                                                ITS:
                                                    ----------------------------